SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)    August 27, 2003
                                                       ----------------


                              SPEAR & JACKSON, INC.
      -------------------------------------------- ----------------------
             (Exact name of registrant as specified in its charter)


          Nevada                     000-32013                 91-2037081
----------------------------   ------------------------    -------------------
(State of other jurisdiction   (Commission File Number)      (IRS Employer
   or incorporation)                                       Identification No.)


         2200 Corporate Boulevard, Suite 314, Boca Raton, Florida 33431
        ----------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code:  (561) 999-9011
                                                            ---------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 9.  REGULATION FD DISCLOSURE

         On August 27, 2003, the Company announced the repurchase of 270,000 shares of its Common Stock.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

         99.1     Press Release dated August 27, 2003

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SPEAR & JACKSON, INC.



                                             By:  /s/ Dennis Crowley
                                                  ---------------------------
                                                      Dennis Crowley
                                                      Chief Executive Officer

DATED:  August 29, 2003